UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2003
                                                  ------------

                            HOMEGOLD FINANCIAL, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

                                 South Carolina
                                 --------------
                 (State or other jurisdiction of Incorporation)

000-8909                                                             57-0513287
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(Commission File Number)                       (IRS Employer Identification No.)


2340 Broad River Road, Suite B, Columbia, South Carolina                  29210
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(Address of principal executive offices)                              (Zip Code)

                                 (803) 365-2500
                                 --------------
              (Registrant's Telephone Number, Including Area Code)




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ITEM 5.  OTHER EVENTS.

On March 31, 2003, HomeGold Financial, Inc. ("HGFN") and one of its subsidiaries, HomeGold, Inc. ("HGI") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of South Carolina (the "Bankruptcy Court"). HGFN's and HGI's bankruptcy cases are being jointly administered under Case No. 03-03864-B. Pursuant to the procedure prescribed in Staff Legal Bulletin No. 2, on April 14, 2003, HGFN sought a no-action position from Staff of the Commission that would permit HGFN to file, under cover of a Current Report on Form 8-K, its periodic financial reports filed with the Bankruptcy Court, in lieu of its annual and quarterly reports under the Securities Exchange Act of 1934. The Staff has not yet responded to the request. Nonetheless, in conformity with its request and the provisions of Staff Legal Bulletin No. 2, HGFN files its financial report and the financial report of HomeGold, Inc., both for the period ended April 30, 2003, filed with the Bankruptcy Court on May 20, 2003 (the "Reports"), as Exhibits 99.1 and 99.2 hereto, respectively, which Reports are incorporated herein by reference.

THE REPORTS CONTAINS FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, ARE NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS. THE FINANCIAL INFORMATION INCLUDED IN THIS REPORT IS ONLY REPRESENTATIVE OF THE FILING COMPANIES AS LISTED ABOVE.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Monthly Operating Report of HomeGold Financial, Inc. for the Calendar Month March 31, 2003 to April 30, 2003 filed with the U.S. Bankruptcy Court for the District of South Carolina on May 20, 2003.

99.2 Monthly Operating Report of HomeGold, Inc. for the Calendar Month March 31, 2003 to April 30, 2003 filed with the U.S. Bankruptcy Court for the District of South Carolina on May 20, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HOMEGOLD FINANCIAL, INC.

Date: June 4, 2003                      By: /s/ Karen A. Miller
      ------------                         --------------------------------
                                        Karen A. Miller
                                        Executive Vice President,
                                        Chief Financial Officer & Treasurer

                                    EXHIBITS
                                    --------

99.1 Monthly Operating Report of HomeGold Financial, Inc. for the Calendar Month March 31, 2003 to April 30, 2003 filed with the U.S. Bankruptcy Court for the District of South Carolina on May 20, 2003.

99.2 Monthly Operating Report of HomeGold, Inc. for the Calendar Month March 31, 2003 to April 30, 2003 filed with the U.S. Bankruptcy Court for the District of South Carolina on May 20, 2003.